UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K/A

AMENDMENT NO. 1

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 19, 2013

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XUN ENERGY, INC.
(Exact name of registrant as specified in its charter)

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Nevada	000-53466	26-1616719
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12518 NE Airport Way Suite 148 No, 156 Portland, Oregon 97230
(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code: (775) 200-0505 Not applicable. (Former name or former address, if changed since last report):

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 to the Current Report on Form 8-K of Xun Energy, Inc. filed with the Securities and Exchange Commission on March 18, 2013 is being filed solely to correct Exhibit No. 10.1 of Item 9.01(d) exhibits discussed in Item 1.01 below. No other changes to the Current Report have been made.

Section 1- Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On March 18, 2013, pursuant to a letter agreement, Amendment #3, between Xun Energy, Inc. (the “Company”) and Vencedor Energy Partners (the "Assignor"), the Company has agreed to delete  Section 4a of the Oil and Gas Well Location Assignment dated August 31, 2012 between Xun Energy, Inc. and Vencedor Energy Partners.

A copy of  Letter Amendment #3 to Letter Amendment #2 is attached hereto as Exhibits 10.1, Amendment #2 as Exhibits 10.2 and Amendment #1 as Exhibits 10.1.

Item 9.01 Financial Statements and Exhibits

    (d) Exhibits:

Exhibit No.	Description
10.1	Letter Amendment #3 to Letter Amendment #2 to Oil and Gas Well Location Assignment dated August 31, 2012
10.2	Letter Amendment #2 to Letter Amendment #1 to Oil and Gas Well Location Assignment dated August 31, 2012
10.3	Letter Amendment #1 to Oil and Gas Well Location Assignment dated August 31, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 19, 2013

XUN ENERGY, INC.

/s/ Jerry G. Mikolajczyk

By: Jerry G. Mikolajczyk

Title: President/CEO

EXHIBIT INDEX

Exhibit No.	Description
10.1	Letter Amendment #3 to Letter Amendment #2 to Oil and Gas Well Location Assignment dated August 31, 2012
10.2	Letter Amendment #2 to Letter Amendment #1 to Oil and Gas Well Location Assignment dated August 31, 2012
10.3	Letter Amendment #1 to Oil and Gas Well Location Assignment dated August 31, 2012